SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         UNIVERSAL DISPLAY CORPORATION
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                    [INSERT NAME OF FILER WHEN APPLICABLE]
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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


                         UNIVERSAL DISPLAY CORPORATION

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 27, 1997

                         ------------------------------

                                                                Three Bala Plaza
                                                                  Suite 104 East
                                                           Bala Cynwyd, PA 19004
                                                                  April 21, 1997

TO ALL HOLDERS OF SHARES OF COMMON STOCK OF
UNIVERSAL DISPLAY CORPORATION:

     The 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Universal Display Corporation will be held at the Holiday Inn -- City Line Avenue, 4100 Presidential Boulevard, Philadelphia, Pennsylvania, 19131 on May 27, 1997 at 1:00 p.m. Eastern Daylight Time, to consider and take action on the following matters:

          (1) To elect six directors to serve for the ensuing year and until their successors shall have been duly chosen and qualified.

          (2) To consider and act upon a proposal to approve the Company's Stock Option Plan (the "Plan").

          (3) To consider and act upon a proposal to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1997.

          (4) To transact such other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed March 17, 1997, as the record date, and only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The Shareholder List as of that date will be available for inspection at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          Sidney D. Rosenblatt
                                          Corporate Secretary

--------------------------------------------------------------------------------

     PLEASE COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. THE GIVING OF A PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

--------------------------------------------------------------------------------

                         UNIVERSAL DISPLAY CORPORATION

                         ------------------------------

                                PROXY STATEMENT
                    FOR 1997 ANNUAL MEETING OF SHAREHOLDERS

                         ------------------------------

                                                                  April 21, 1997

     This statement is furnished to the shareholders of Universal Display Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of shareholders to be held on May 27, 1997 and at any adjournment thereof. The Company's principal executive offices are located at Three Bala Plaza, Suite 104 East, Bala Cynwyd, Pennsylvania 19004.

     It is anticipated that the proxy statement and the accompanying form of proxy will be first mailed to shareholders on or about April 21, 1997. The expense of this solicitation will be paid by the Company. In addition to solicitation by mail, some officers, directors, and regular employees of the Company may solicit proxies by telephone or in person.

     The proxy may be revoked by a shareholder at any time before its exercise, by giving written notice of such revocation to the Secretary of the Company. In addition, a shareholder who gives such notice of revocation and attends the meeting in person may vote by ballot at the meeting. The persons named in the enclosed proxy will vote the share represented by a valid proxy as directed therein. In the absence of such direction, the persons named in the enclosed proxy will vote as stated below in favor of the election of directors, in favor of the proposed Stock Option Plan, and in favor of the appointment of Arthur Andersen LLP as independent auditors. As to other items of business that may arise at the meeting, they will vote in accordance with their best judgment.

     At the close of business on March 17, 1997 (the "Record Date"), the Company had outstanding 8,937,268 shares of Common Stock. Each share of Common Stock outstanding on the Record Date will entitle the holder to one vote per share on each matter to be acted upon at the meeting. Shareholders do not have cumulative voting rights with regard to the election of directors. Nominees for directors must receive a plurality of the votes cast at the meeting to be elected. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Abstentions may be specified on the proposals to approve the Plan and to ratify the selection of the independent accountants (but not for the election of directors). Abstentions will be considered present and entitled to vote at the Annual Meeting, but will not be counted as votes cast in the affirmative. Abstentions on the proposals to approve the Plan and to ratify the selection of the independent accountants will have the effect of a negative vote because these proposals require the affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy at the Annual Meeting and entitled to vote.

     Brokers that are member firms of the New York Stock Exchange ("NYSE") and who hold shares in street name for customers have the authority under the rules of the NYSE to vote those shares with respect to the election of directors and the proposal to ratify the appointment of the independent public accountants if they have not received instructions from a beneficial owner. A failure by brokers to vote those shares will have no effect on the outcome of the election of directors, approval of the Stock Option Plan or the adoption of the proposal to ratify the appointment of the independent public accountants because such shares will not be considered shares present and entitled to vote with respect to such matters.

     Your proxy vote is important. Accordingly, the Company asks you to complete, sign and return the accompanying proxy whether or not you plan to attend the Annual Meeting. If you plan to attend the Annual Meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker, bank or other custodian, nominee or fiduciary, you must secure a proxy from such person assigning you the right to vote your shares.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of March 17, 1997, certain information regarding the beneficial ownership of shares of Common Stock: (i) by each director of the Company, (ii) by each person who is known by the Company to beneficially own 5% or more of the outstanding shares of Common Stock, (iii) by each executive officer of the Company named in the Summary Compensation Table included elsewhere herein, and (iv) by all of the Company's executive officers and directors as a group.

                                                                               AMOUNT AND NATURE OF      PERCENTAGE
                                                                                    BENEFICIAL               OF
                  NAME AND ADDRESS OF BENEFICIAL OWNER(1)                          OWNERSHIP(2)         COMMON STOCK
                  ---------------------------------------                     ----------------------    ------------
Lori S. Rubenstein(3)(4)...................................................          3,375,500              37.8%
Scott Seligsohn(3)(4)......................................................          3,455,500              38.7
Clifford D. Schlesinger(3).................................................          3,000,000              33.6
Sherwin I. Seligsohn(5)....................................................            280,000               3.1
Dean L. Ledger(6)..........................................................            245,000               2.7
Steven V. Abramson(2)......................................................             80,000                .9
Sidney D. Rosenblatt(2)....................................................             71,667                .8
Camille Naffah.............................................................            300,000               3.4
Elizabeth Gemmill..........................................................                 --                 *
All executive officers and directors as a group (five persons).............            976,667              10.9

------------------
* Less than 1%.

(1) Unless otherwise indicated, the address of each beneficial owner is Three Bala Plaza East, Suite 104, Bala Cynwyd, Pennsylvania 19004.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy upon the exercise options, warrants and convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by other persons) and which are exercisable within 60 days of the date of this Proxy have been exercised and converted. Includes the following number of shares issuable upon the exercise of warrants or options. Sherwin Seligsohn -- 80,000; Scott Seligsohn -- 80,000; Dean Ledger -- 80,000; Steven Abramson -- 80,000; and Sidney Rosenblatt -- 71,667.

(3) Includes (i) 1,500,000 shares of Common Stock owned by the Sherwin I. Seligsohn Irrevocable Indenture of Trust dated 7/29/93 FBO Lori S. Rubenstein (the "Rubenstein Trust"), of which Lori S. Rubenstein, Scott Seligsohn and Clifford D. Schlesinger are co-trustees and (ii) 1,500,000 shares of Common Stock owned by Sherwin I. Seligsohn Irrevocable Indenture of Trust dated 7/29/93 FBO Scott Seligsohn (the "Seligsohn Trust"), of which Lori S. Rubenstein, Scott Seligsohn and Clifford D. Schlesinger are co-trustees. Mr. Schlesigner's address is 1500 Chestnut Street, Philadelphia, Pennsylvania.

(4) Includes 250,500 shares of Common Stock owned by American Biomimetics Corporation ("ABC") of which the Rubenstein Trust and Seligsohn Trust are principal shareholders.

(5) Does not include (i) 250,500 shares of Common Stock owned by ABC, (ii) 200,000 shares of Series A Preferred Stock owned by ABC, (iii) 1,500,000 shares of Common Stock owned by the Rubenstein Trust, (iv) 1,500,000 shares of Common Stock owned by the Seligsohn Trust, (v) 125,000 shares of Common Stock owned by Lori S. Rubenstein, his emancipated daughter and (vi) 125,000 shares of Common Stock owned by Scott Seligsohn, his emancipated son, for which Mr. Seligsohn disclaims beneficial ownership.

(6) Does not include 24,000 shares of Common Stock owned by the Ledger Family Trust II, for which Mr. Ledger disclaims beneficial ownership.

                       NOMINEES FOR ELECTION AS DIRECTORS
                                  (PROPOSAL 1)

     The Board has fixed the number of directors at six, all of whom are to be elected at the Annual Meeting. Each director elected will serve until the 1998 Annual Meeting and until a successor has been elected and qualified or until the director's earlier resignation or removal. Each nominee has consented to being nominated and to serve if elected. If any nominee should subsequently decline or be unable to serve, the persons named in the proxy will vote for the election of such substitute nominee as shall be determined by the holders of such proxies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.

     The following sets forth pertinent information with respect to nominees for director:

     Sherwin I. Seligsohn, 61, has been Chairman and Chief Executive Officer of the Company since the Company's inception. He was President of the Company until May 1996. Mr. Seligsohn founded, and since August 1991 has served as sole Director, Chairman, President and Secretary of, American Biomimetics Corporation ("ABC"), International Multi-Media Corporation ("IMMC"), and Wireless Unified Network Systems Corporation ("WUNSC"). He is also Chairman and Chief Executive Officer of Global Photonic Energy Corporation ("Global"). From June 1990 to October 1991, Mr. Seligsohn was Chairman Emeritus of InterDigital Communications, Inc. ("InterDigital"), formerly International Mobile Machines Corporation. Mr. Seligsohn was the founder of InterDigital and from August 1972 to June 1990 served as its Chairman. Mr. Seligsohn is a member of the Advisory Board of the Advanced Technology Center for Photonics and Optoelectronic Materials (POEM) at Princeton University.

     Steven V. Abramson, 45, joined Universal Display Corporation as President and Chief Operating Officer in May 1996. He is also a member of the Board of Directors. Mr. Abramson is also President and Chief Operating Officer of Global and a member of its Board of Directors. From March, 1992 -- May, 1996 he was Vice President, General Counsel, Secretary and Treasurer of Roy F. Weston, Inc. a worldwide environmental consulting and engineering firm. From 1982 -- 1991 he was with InterDigital, where he held various positions, including General Counsel, Executive Vice President and General Manager of the Technology Licensing Division. Mr. Abramson is a member of the Advisory Board of the Advanced Technology Center for Photonics and Optoelectronic Materials (POEM) at Princeton University.

     Sidney D. Rosenblatt, 49, has been Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company since June 1995. He has been a member of the Board of Directors since May 1996. Mr. Rosenblatt is also Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Global, and a member of its Board of Directors. Mr. Rosenblatt is the owner of and has served as the President and Chief Executive Officer of S. Zitner Company since August 1990. From May 1982 to August 1990, Mr. Rosenblatt served as the Senior Vice President, Chief Financial Officer and Treasurer of InterDigital. Mr. Rosenblatt sits on the Board of Directors and Executive Committee for the Greater Philadelphia Chamber of Commerce, Chairman of the Board for the Small Business Division of the Greater Philadelphia Chamber of Commerce and sits on various Boards for non-profit organizations.

     Dean L. Ledger, 48, has been a director of the Company since 1995. From January 1997 until the present and from June 1995 to November 1995, Mr. Ledger was Executive Vice President of the Company. From November 1995 to December 1996 he was a consultant to the Company. Since October 1992, Mr. Ledger has been Vice President -- Corporate Development and a consultant to ABC. From May 1992 to October 1992, Mr. Ledger was a financial consultant to Intelcom Group, a Denver-based competitive telecommunications access provider. From June 1991 to May 1992, Mr. Ledger was a financial consultant to Kemper Securities. From October 1989 until April 1991, Mr. Ledger served as a consultant to InterDigital.

     Camille Naffah, 70 , has been a director since October 1996. Since 1990 he has been President of Camille Naffah Enterprises, a holding company for leisure enterprises including hotels, lounges and restaurants.

     Elizabeth H. Gemmill, 50, has been a Director of the Company since April 1997. Since 1988, Ms. Gemmill has been Vice President of Tasty Baking Company, a manufacturer of bakery products. From 1986 to 1987, she was Vice President of Drexel University. From 1974 to 1986, she was employed by Mellon Bank in a number of positions including Senior Vice President. Ms. Gemmill is on the Boards of American Water Works Company, Inc., Philadelphia College of Textiles & Science, Philadelphia College of Osteopathic Medicine, the Pennsylvania Chamber of Business & Industry, and Metropolitan YMCA of Greater Philadelphia and Vicinity.

                      BOARD ORGANIZATION AND COMPENSATION

     The Company's Board of Directors held four meetings during 1996. Each incumbent director attended at least 75% of the aggregate of all meetings. The Board of Directors does not have any committees. Members of the Board of Directors do not presently receive any compensation to serve on the Board. However, for 1997 it is expected that Board members will receive options to purchase 5,000 shares of Common Stock of the Company for service on the Board of Directors.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth the total compensation of the Chief Executive Officer, the other two most highly compensated executive officers of the Company for services in all capacities to the Company or its Subsidiaries for the fiscal year ended December 31, 1996 and the total compensation earned by such individuals for the Company's two previous fiscal years.

                                                                                                        SECURITIES
                                                                        YEAR ENDED                      UNDERLYING
                    NAME AND PRINCIPAL POSITION                         DECEMBER 31     SALARY ($)       OPTIONS
                    ---------------------------                         -----------     ----------      ----------
Sherwin I. Seligsohn ...............................................        1996         $ 85,000         200,000(3)
  Chairman of the Board and                                                 1995         $ 77,917               0
  Chief Executive Officer                                                   1994                0               0

Steven V. Abramson .................................................        1996         $110,796(1)      200,000(3)
  President and Chief                                                       1995                0               0
  Operating Officer                                                         1994                0               0

Sidney D. Rosenblatt ...............................................
  Executive Vice President,                                                 1996         $128,672(2)      125,000(3)
  Chief Financial Officer,                                                  1995         $ 16,667          75,000
  Secretary and Treasurer                                                   1994                0               0

------------------
(1) Mr. Abramson joined the Company effective May 13, 1996. His current annual salary is $180,000.

(2) Mr. Rosenblatt joined the Company full time effective April 15, 1996. His current annual salary is $180,000.

(3) Reflects warrants vesting over five years. See: "Certain Transactions".

     No individual named above received perquisites or non-cash compensation during the years indicated exceeding the lesser of $50,000 or an amount equal to 10% of such person's salary.

     No other executive officer of the Company received compensation and bonuses which exceeded $100,000 during any year.

     The following table summarizes stock options granted during 1996 to the persons named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                PERCENT
                                                                               OF TOTAL
                                                                            OPTIONS GRANTED
                                                                 OPTIONS     TO EMPLOYEES      EXERCISE    EXPIRATION
                             NAME                                GRANTED        IN 1996         PRICE         DATE
                             ----                                -------    ---------------    --------    ----------
Sherwin I. Seligsohn(1).......................................   200,000           27%          $4.125       4/25/06
Steven V. Abramson(1).........................................   200,000           27%          $4.125       4/25/06
Sidney D. Rosenblatt(1).......................................   125,000           17%          $4.125       4/25/06
All Employees as a Group(1)...................................   745,000          100%          $4.125       4/25/06

------------------
(1) Includes warrants vesting over five years. See "Certain Transactions."

     No holder of options exercised their options or warrants during fiscal
1996.

     The Company does not currently grant any long-term incentives, other than stock options and warrants, to its executives or other employees. Similarly, the Company does not sponsor any defined benefit or actuarial plans at this time.

EMPLOYMENT AND CONSULTING AGREEMENTS

     The Company entered into an employment agreement with Sherwin Seligsohn on November 1, 1995, its Chairman of the Board and Chief Executive Officer. The agreement provides for an initial two-year term commencing November 1, 1995, with automatic one year renewals. The agreement requires Mr. Seligsohn to devote at least 50% of his business time to the management and operations of the Company and provides for an annual base salary of $85,000. The agreement further provides that if Mr. Seligsohn is terminated without cause, Mr. Seligsohn will continue to receive the base salary during the remainder of the employment term. The agreement also contains a provision prohibiting Mr. Seligsohn from competing directly with the Company during the term of employment and for a period of two years thereafter.

     From November 1, 1995 to December 31, 1996, the Company was a party to a Consulting Agreement with Dean Ledger, a director of the Company. The agreement required Mr. Ledger to devote a majority of his time to the affairs of the Company. The agreement provided for compensation at an annual rate of $60,000. Mr. Ledger's responsibilities included hiring and negotiating compensation packages for employees, establishing and administering health insurance and other benefit programs and coordinating and administering the Company's in-house investor relations program. Upon termination of the Consulting Agreement, Mr. Ledger became an employee of the Company.

CERTAIN TRANSACTIONS

     From November 1994 through December 1995, ABC paid on behalf of the Company professional fees and administrative expenses of $16,154 and $138,019, respectively. During the year ended December 31, 1995, the Company repaid ABC $63,245 of such expenses. ABC has also provided the Company with certain administrative services without cost to the Company. During the same period, IMMC paid on behalf of the Company payroll expenses of $14,548. In May 1996, the Company repaid $90,928 and $14,548 of indebtedness to ABC and IMMC, respectively. Sherwin Seligsohn is the Chairman, President and Secretary of ABC and IMMC.

     In June 1995, the Company and ABC entered into a Technology Transfer Agreement pursuant to which, among other things, ABC assigned a certain 1994 License Agreement with Princeton University and a certain 1993 Sponsored Research Agreement with Princeton University to the Company and granted to the Company an exclusive worldwide sublicense to patents and other intellectual property rights relating to Organic Light Emitting Diode (OLED) display technology developed under the 1993 Sponsored Research Agreement. As consideration, the Company (i) paid

$674,000 to ABC for amounts previously paid to Princeton University by ABC under the 1994 Sponsored Research Agreement and $500,000 to acquire the sublicense under the 1993 Sponsored Research Agreement, (ii) assumed ABC's obligations to make future payments to Princeton University under the 1994 Sponsored Research Agreement, (iii) issued to ABC 200,000 shares of Series A Preferred Stock with a fair market value of $350,000 and (iv) granted to ABC an exclusive worldwide sublicense under the 1994 License Agreement to manufacture and market products based on technology developed under the Sponsored Research Agreement but unrelated to the OLED technology.

     In June 1995, the Company granted to Sidney D. Rosenblatt, (i) options to purchase 70,000 shares of Common Stock exercisable at a price of $2.00 per share, of which options to purchase 20,000 shares vested at the time of grant and the balance vest in equal amounts over three years commencing June 1996, and
(ii) options to purchase 5,000 shares of Common Stock at an exercise price of $.01 per share, all of which vested at the time of grant.

     In April 1996, the Company issued 10-year warrants to purchase 200,000 shares of Common Stock at a per share exercise price of $4.125, the fair market value on the date of issuance, to each of Sherwin Seligsohn, Scott Seligsohn, Dean Ledger, and Steven Abramson. The warrants vest as follows: warrants to purchase 40,000 shares vested immediately and warrants to purchase 40,000 shares vest on each of the next four anniversary dates thereof, provided those individuals are employed by the Company on such anniversary date. In April 1995, Mr. Sidney Rosenblatt was granted warrants to purchase 125,000 shares at a per share exercise price of $4.125, the fair market value on the date of grant. The warrants vest as follows: warrants to purchase 15,000 shares vest immediately, warrants to purchase 15,000 shares vest on each of the next two anniversary dates and 40,000 shares vest on the next two anniversary dates.

     The Company shares office space and certain related expenses with Global Photonic Energy Corporation, a company for which Messrs. Seligsohn, Rosenblatt, Ledger and Abramson are directors and executive officers. During 1996, Global reimbursed the Company $11,361 in connection therewith.

                         APPROVAL OF STOCK OPTION PLAN
                                  (PROPOSAL 2)

     At the Annual Meeting, there will be presented to the shareholders a proposal to approve and adopt the Company's Stock Option Plan.

     The Board of Directors believes that the Company's ability to grant options under the Plan is a valuable and necessary compensation tool that aligns the long-term financial interests of employees, consultants and directors with the financial interests of the Company's shareholders. As of March 15, 1996, options to purchase 395,000 shares of Common Stock were outstanding under the Plan; options to purchase 405,000 remain available for future grants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2 FOR THE APPROVAL OF THE
                                     PLAN.

     The proposed Plan is set forth as Exhibit A to this proxy statement and the description of such Plan contained herein is qualified in its entirety by reference to Exhibit A.

STOCK OPTION PLAN

     The Plan is intended to recognize the contributions made to the Company by employees, directors, consultants and advisors of the Company, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock. The Plan is subject to shareholder approval.

       The Company has reserved 800,000 shares of Common Stock for issuance upon the exercise of options available for future grant under the Plan designated as either (i) incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code") or (ii) non-qualified stock options ("NQSOs"), ("NQSOs" and ISOs are collectively referred to as "Options"). ISOs may be granted under the Plan to employees (including directors) and officers of the Company. NQSOs may be granted to consultants, directors (whether or not they are employees), employees and officers of the Company. As of April 11, 1997 there were 6 officers, 2 employees and 3 consultants eligible to participate in the Plan. In certain circumstances, the exercise of options granted under Plan may have an adverse effect on the market price of the Common Stock.

     Administration of the Plan is performed by the Board of Directors of the Company (the "Board"). The Board shall grant options in its discretion and may consider the nature of the optionee's services and responsibilities, the optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The Board will determine the excercisability and term (not to exceed ten years), of options granted under the Plan. The purchase price of Common Stock subject to an option may be equal to, greater than or less than fair market value at the time of grant. ISOs granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). The aggregate fair market value of the shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and related corporation) may not exceed $100,000. Options granted under the Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the voting stock for the Company). Fair market value is currently the closing price of a share of Common Stock on the NASDAQ National market on the date of grant, or if there is no sale on such date, the closing price on the last previous date on which a sale is reported. As of April 11, 1997, the fair market value of a share of Common Stock was $4.44 per share. Options granted under the Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Board may permit an employee to transfer rights under an NQSO to the employee's spouse or family member for no consideration and subject to certain other conditions.

     The Board may amend or terminate the Plan at any time; provided that any amendment that increases the aggregated number of shares of Common Stock that may be issued or transferred under the Plan or modifies the requirements as to eligibility for participation in the Plan will be subject to shareholder approval.

NEW PLAN BENEFITS

     The following table sets forth benefits related to the Plan. Future Awards under the Plan are not determinable because specific awards are made at the discretion of the Board of Directors, depending upon a variety of factors. For information concerning awards made under the Plan to the Company's Chief Executive Officer and other officers, see "Summary Compensation Table." The following table sets forth additional information with respect to fiscal 1996.

                                                                                     NUMBER
                                                                                   OF OPTIONS
                                                                                   ----------
All executive officers as a group..............................................           0
All directors not executive officers as a group................................           0
All employees, as a group, excluding executive officers........................      20,000

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is intended to point out the general principles of current federal income tax law applicable to ISOs and NQSOs granted under the Plan. Participants should contact their own tax advisors concerning the tax consequences, if any, of the grant of ISOs and NQSOs, exercise of Options and the disposition of any shares acquired through the exercise of Options. Since federal income tax laws may change subsequent to the date hereof, individual financial situations vary and state and local taxation may also be significant.

     A participant is not subject to federal income tax upon the grant or exercise of ISOs and the Company is not entitled to a federal income tax deduction by reason of such grant or exercise. The amount by which the fair market value of the option shares received at the time of exercise exceeds the option price is, however, a tax preference item for purposes of calculating the alternative minimum tax. Further, the participants basis in option shares acquired through exercise of an ISO will, for alternative minimum tax purposes, equal the fair market value of the option shares taken into account in determining the participants alternative minimum taxable income.

     The disposition of option shares acquired by a participant upon exercise of an ISO within one year after the issuance of the option shares upon exercise of the options or before the expiration of two years from the date the options are granted generally constitute disqualifying dispositions, resulting in the participant recognizing ordinary income in the year of disposition in an amount equal to the lesser of (i) the excess of the fair market value of the option shares on the date of exercise over the exercise price or (ii) the excess of the amount realized on the disposition over the participants tax basis in the option shares. Any gain realized on the disposition in excess of the amount of ordinary compensation income recognized is long-term or short-term capital gain, depending upon the length of the holding period of the option shares. In the case of a disqualifying disposition, the Company may claim a tax deduction in an amount equal to the ordinary compensation income recognized by the participant, but does not receive a deduction corresponding to any capital gain realized by the participant. If the option shares are sold more than one year after the date of the exercise of the option and more than two years after the date the options are granted, the participant will realize capital gain or loss (assuming the option shares are held as capital assets) equal to the difference between the amount realized on disposition and the option price. If the participant satisfies both of the holding periods described above, then the Company will not be allowed a deduction by reason of the exercise of the ISO.

     For federal income tax purposes, the holder of an option that is a NQSO will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant of an NQSO. Except as described below, the participant will recognize ordinary compensation income upon exercise of the NQSO, in an amount equal to the difference between the fair market value of the option shares received at the time of exercise and the option price of the NQSO. The Company will generally be entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant.

     For the purpose of computing gain or loss on the subsequent sale or taxable exchange of option shares purchased upon the exercise of the NQSO, a participant's tax basis in such shares will be the fair market value of the option shares on the date the participant recognized ordinary compensation income. Upon the subsequent sale or taxable exchange by the participant of such option shares acquired by exercise of an NQSO, assuming the option shares are held as capital assets, the participant will realize capital gain or loss (long-term or short-term, depending upon the length of the holding period of the shares) in an amount equal to the difference between the participant's tax basis in such option shares and the selling price.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 3)

     The Board of Directors of the Company has appointed Arthur Andersen LLP as independent public accountants to examine the financial statements of the Company for the year ending December 31, 1997. Arthur Andersen LLP has served as accountants for the Company since 1994. Representatives of Arthur Andersen LLP will be present at the meeting to make a statement if they desire to do so and to respond to appropriate questions.

     To be ratified, the appointment must be approved by a majority of the votes cast by all holders of the Common Stock present, in person or by proxy, and entitled to vote at the meeting.

     Although the submission of the appointment of Arthur Andersen LLP is not required by law or the By-Laws of the Company, the Board is submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the Board will not be bound to seek other independent accountants for 1997, but the selection of other independent accountants will be considered in future years.

              THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 3 TO RATIFY
                    THE APPOINTMENT OF ARTHUR ANDERSEN LLP.

                             SHAREHOLDER PROPOSALS

     Proposals submitted by shareholders for inclusion in the Board of Directors' proxy statement and proxy for the 1998 Annual Meeting of Shareholders must be received by the Corporate Secretary of the Company no later than December 1, 1997, and must comply in all other respects with applicable rules and regulations of the Securities and Exchange Commission relating to such inclusion.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires directors and certain officers of the Company and persons or entities holding beneficial ownership of more than 10% of the Company's equity securities to file under the Act reports of beneficial ownership and reports of changes in beneficial ownership. Based solely upon review of the reports and amendments thereto under Section 16(a) of the Act furnished to the Company during its most recent fiscal year, all Section 16(a) reports were filed on a timely basis.

                         ANNUAL REPORT TO SHAREHOLDERS

     A copy of the Company's 1996 Annual Report, containing financial statements for the year ended December 31, 1996, is being transmitted herewith.

     A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, as filed with the Securities and Exchange Commission, excluding exhibits thereto, may be obtained, without charge, by contacting Mr. Sidney D. Rosenblatt, Corporate Secretary, Universal Display Corporation, Three Bala Plaza East, Suite 104, Bala Cynwyd, Pennsylvania 19004.

                                 OTHER BUSINESS

     The Board of Directors knows of no other matter which will be presented at the Annual Meeting for action by the stockholders. If any such business is properly presented, however, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          Sidney D. Rosenblatt
                                          Corporate Secretary

April 21, 1997

                                                                       EXHIBIT A

                         UNIVERSAL DISPLAY CORPORATION

                               STOCK OPTION PLAN

     The purpose of the Universal Display Corporation Stock Option Plan (the "Plan") is to provide designated key employees (including employees who are also officers and directors) and directors who are not employees ("Non-Employee Directors") of Universal Display Corporation and its "subsidiary corporations," as that term is defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") (hereinafter collectively referred to as the "Company") and selected consultants ("Consultants") to the Company with the opportunity to receive grants of incentive stock options and nonqualified stock options; provided, however, that Non-Employee Directors and Consultants shall only receive grants of nonqualified stock options. The Company believes that the Plan will cause the participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders and will align the economic interests of the participants with those of the stockholders.

1. ADMINISTRATION

     The Plan shall be administered and interpreted by the Board of Directors of the Company (the "Board").

     Subject to the provisions of Section 5, the Board shall have the sole authority to (i) determine the individuals to whom options shall be granted under the Plan, (ii) determine the type, size and terms of the options to be granted to each such individual, (iii) determine the time when the options will be granted and the duration of the exercise period, including the criteria for vesting and the acceleration of vesting, (iv) select the "Valuation Expert," as defined below and (v) deal with any other matters arising under the Plan.

     The Board shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for conduct of its business as it deems necessary or advisable, in its sole discretion. The Board's interpretations of the Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interests in the Plan or in any awards granted hereunder. All powers of the Board shall be executed in the best interest of the Company and in keeping with the objectives of the Plan.

2. GRANTS

     Incentives under the Plan shall consist of options intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of section 422 of the Code or options which are not intended to so qualify ("Nonqualified Stock Options") (hereinafter collectively referred to as "Stock Options"). All Stock Options shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with this Plan as the Board deems appropriate and as are specified in writing by the Board to the individual (the "Grant Letter"). The Board shall approve the form and provisions of each Grant Letter to an individual. Grants under a particular section of the Plan need not be uniform as among the Optionees.

3. SHARES SUBJECT TO THE PLAN

     (a) Subject to the adjustment specified below, the aggregate number of shares of the common stock of the Company, par value $[.01] (the "Company Stock") that have been or may be issued or transferred under the Plan is 500,000 shares, in the aggregate. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company for purposes of the Plan. If and to the extent options granted under the Plan terminate, expire, are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such options shall again be available for purposes of the Plan.

     (b) If there is any change in the number or kind of shares of Company Stock issuable under the Plan through the declaration of stock dividends or if the value of outstanding shares of Company Stock is substantially reduced due to the Company's payment of an extraordinary dividend or distribution, or through a recapitalization, stock splits, or combinations or exchanges of such shares, or merger, reorganization or consolidation of the Company, reclassification or change in par value or by reason of any other extraordinary or unusual events affecting the outstanding Company Stock as a class without the Company's receipt of consideration, the maximum number of shares of Company Stock available for Stock Options, the maximum number of shares of Company Stock for which any one individual participating in the Plan may be granted over the term of the Plan, the number of shares covered by outstanding Stock Options, and the price per share or the applicable market value of such Stock Options, and the other terms and conditions of the Stock Options, as the Board may deem necessary or desirable, shall be proportionately adjusted by the Board to reflect any increase or decrease in the number or kind of issued shares of Company Stock to preclude the enlargement or dilution of rights and benefits under such Stock Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. The adjustments determined by the Board shall be final, binding and conclusive. Notwithstanding the foregoing, no adjustment shall be authorized or made pursuant to this Section to the extent that such authority or adjustment would cause any Incentive Stock Option to fail to comply with Section 422 of the Code.

4. ELIGIBILITY FOR PARTICIPATION

     All individuals employed by the Company ("Employees") (including Employees who are officers or members of the Board) who hold positions of responsibility and whose performance, in the judgment of the Board, can have a significant effect on the long-term success of the Company, all Non-Employee Directors and all consultants whose services, in the judgment of the Board, can have a significant effect on the long-term success of the Company shall be eligible to participate in the Plan. Except as provided in Section 5, the Board shall select the Employees, Non-Employee Directors and consultants to receive Stock Options (the "Optionees") and determine the number of shares of Company Stock subject to a particular Stock Option in such manner as the Board determines.

     Nothing contained in this Plan shall be construed to limit the right of the Company to grant options otherwise in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including options granted to employees thereof who become Employees of the Company, or for other proper corporate purpose.

5. GRANTING OF OPTIONS

     (a) Number of Shares. The Board, in its sole discretion, shall determine the number of shares of Company Stock that will be subject to each Stock Option grant.

     (b) Type of Option and Price. The Board may grant Incentive Stock Options, Nonqualified Stock Options or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein; provided, however, that neither Non-Employee Directors nor consultants shall be eligible to receive grants of Incentive Stock Options.

     The purchase price of Company Stock subject to a Stock Option shall be determined by the Board and may be equal to, greater than, or less than the fair market value of a share of such Stock on the date such Stock Option is granted; provided, however, that the purchase price of Company Stock subject to an Incentive Stock Option shall be equal to, or greater than, the fair market value of a share of such Stock on the date such Stock Option is granted.

     During such time that the Company Stock is not listed on an established stock exchange or traded in the over-the-counter-market, the "fair market value" of Company Stock shall be determined by an independent firm, i.e., a firm not otherwise engaged in consulting work for the Company, unless determined otherwise by the Board, with expertise in the valuation of business entities and the securities thereof, selected by the Board (the "Valuation Expert") or as otherwise determined by the Board in good faith based on the best available facts and circumstances. Such determination of "fair market value" shall be made on a periodic basis, but no less frequently than once a calendar year. If the Company Stock is listed upon an established stock exchange or other market source, as determined by the Board, "fair market value" on any date of reference shall be the closing price of a share of Company Stock (on a consolidated basis) on the principal exchange or other recognized market source, as determined by the Board on such date, or if there is no sale on such date, then the closing price of a share of Company Stock on the last previous day on which a sale is reported.

     (c) Exercise Period. The Board shall determine the option exercise period of each Stock Option. The exercise period shall not exceed ten years from the date of grant.

     (d) Exercisability of Options. Stock Options shall become exercisable in accordance with the terms and conditions determined by the Board, in its sole discretion, and specified in the Grant Letter. All outstanding Stock Options shall become immediately exercisable upon a Change in Control (as defined herein), unless the Board, in its sole discretion, determines not to accelerate such Stock Options upon a Change in Control. Notwithstanding the foregoing, if any right granted pursuant to the foregoing would make a transaction that causes the Change in Control ineligible for pooling of interests accounting treatment under APB No. 16 that but for this provision would otherwise be eligible for such accounting treatment, all outstanding Stock Options shall become immediately exercisable upon the Change in Control and the Board shall not have any discretion to determine not to accelerate such Stock Options upon the Change in Control.

     (e) Manner of Exercise. An Optionee may exercise a Stock Option which has become exercisable by delivering a notice of exercise to the Board with accompanying payment of the option price in accordance with (g) below. Should a Stock Option become exercisable on and after the Effective Date specified in
Section 18(b), such notice may instruct the Company to deliver shares of Company Stock due upon the exercise of the Stock Option to any registered broker or dealer designated by the Company ("Designated Broker") in lieu of delivery to the Optionee. Such instructions must designate the account into which the shares are to be deposited. The Optionee may tender this notice of exercise, which has been properly executed by the Optionee, and the aforementioned delivery instructions to any Designated Broker.

     (f) Termination of Employment, Disability or Death.

        (1) Employees.

             (a) In the event the Optionee during the Optionee's lifetime ceases to be an employee of the Company for any reason other than death, disability (as defined herein), retirement approved by the Company, or termination for cause, as defined below, by the Company, any Stock Option which is otherwise exercisable by the Optionee shall terminate unless exercised within 3 months of the date on which the Optionee ceases to be an employee (or within such other period of time as may be specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period (except as the Board may otherwise provide in the Grant Letter). For purposes of this Section 6(f), a leave of absence at the request, or with the approval, of the Company shall not be deemed a termination of employment so long as the period of such leave does not exceed 90 days, or, if longer, so long as the Optionee's right to re-employment with the Company is guaranteed by contract. Any of the Optionee's Stock Options which are not otherwise exercisable as of the date on which the Optionee ceases to be an employee shall terminate as of such date (except as the Board may otherwise provide).

             (b) In the event the Optionee ceases to be an employee of the Company on account of a termination for cause by the Company, as determined in accordance with the personnel policies of the Company in effect before any Change in Control of the Company, any Stock

        Option held by the Optionee shall terminate as of the date the Optionee ceases to be an employee (except as the Board may otherwise provide).

             (c) In the event the Optionee ceases to be an employee of the Company on account of becoming disabled within the meaning of section 22(e) of the Code, any Stock Option which is otherwise exercisable by the Optionee on the date on which the Optionee ceases to be an employee shall terminate unless exercised within one year from the date on which the Optionee ceases to be an employee (or within such other period of time as may be specified in the Grant Letter), but in any event no later than the date of the expiration of the option exercise period (except as the Board may otherwise provide in the Grant Letter).

             (d) In the event of the death of the Optionee while he is an employee of the Company or within 30 days of the date on which he ceases to be an employee for any reason other than a termination for cause by the Company (or within such other period of time as may be specified in the Grant Letter), any Stock Option which is otherwise exercisable by the Optionee on the date on which the Optionee ceases to be an employee shall terminate unless exercised by the Optionee's personal representative within six months of the date on which the Optionee ceases to be an employee (or within such other period of time as may be specified in the Grant Letter), but in any event no later than the date of the expiration of the option exercise period (except as the Board may otherwise provide in the Grant Letter).

             (e) Notwithstanding the foregoing provisions, failure to exercise an Incentive Stock Option within the periods of time prescribed under sections 421 and 422(a) of the Code shall cause the Incentive Stock Option to cease to be treated as an "incentive stock option" for purposes of sections 421 and 422 of the Code.

        (2) Non-Employee Directors and Consultants.

             (a) In the event the Optionee during the Optionee's lifetime ceases to be a Non-Employee Director or consultant to the Company for any reason other than becoming an employee of the Company, or termination for cause, as defined below, by the Company, any Stock Option which is otherwise exercisable by the Optionee shall not terminate until the date of expiration of the option exercise period (except as the Board may otherwise provide in the Grant Letter). Any of the Optionee's Stock Options which are not otherwise exercisable as of the date on which the Optionee ceases his relationship with the Company shall terminate as of such date (except as the Board may otherwise provide).

             (b) In the event the Optionee ceases to be a Non-Employee Director or consultant to the Company on account of a termination for cause by the Company, as determined in accordance with the policies of the Company in effect before any Change in Control of the Company, any Stock Option held by the Optionee shall terminate as of the date the Optionee ceases to serve in such capacity (except as the Board may otherwise provide).

             (c) Satisfaction of Option Price. The Optionee shall pay the option price specified in the Grant Letter in (i) cash, (ii) with the approval of the Board, by delivering shares of Company Stock owned by the Optionee including Company Stock acquired in connection with the exercise of a particular Stock Option and having a fair market value on the date of exercise equal to the option price (iii) if, as directed by the Board, shares of Company Stock may not be sold immediately following the exercise of a Stock Option, with the proceeds of a promissory note payable by the Optionee to the Company, but only in accordance with the provisions of a loan program established by the Company, or any successor program as in effect from time to time, (A) in a principal amount of up to 100% of the payment due upon the exercise of the Stock Option, or such applicable lower percentage as may be specified by the Board pursuant to the loan program, and (B) bearing interest at a rate not less than the applicable Federal rate prescribed by Section 1274 of the Code, or such higher rate as may be specified by the Board pursuant to the loan program or (iv) through any combination of (i), (ii) or
        (iii). Any loan by the Company under (iii) above shall be with full recourse against the

        Optionee to whom the loan is granted, shall be secured in whole or in part by the shares of Company Stock so purchased. In addition, any such loan by the Company shall, at the option of the Company, become immediately due and payable in full upon termination of the Optionee's employment or position as an officer or director with the Company for any reason, or upon a sale of any shares of Company Stock acquired with such loan to the extent of the cash and fair market value of any property received by the Optionee in such sale. The Board may make arrangements for the application of payroll deductions from compensation payable to the Optionee to amounts owing to the Company under any such loan. Until any loan by the Company hereunder is fully paid in cash, the shares of Company Stock purchased with the loan shall be pledged to the Company as security for the loan, and the Company shall retain physical possession of the stock certificates evidencing such shares together with a duly executed stock power for such shares. No loan shall be made hereunder unless counsel for the Company shall be satisfied that the loan and the issuance of the shares of Company Stock funded thereby will be in compliance with all applicable federal, state and local laws. The Optionee shall pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of Company Stock shall not be issued or transferred upon exercise of a Stock Option until the option price is fully paid and any amount of withholding tax is paid.

             (d) Rule 16b-3 Restrictions. Unless an Optionee could otherwise transfer Company Stock issued pursuant to a Stock Option granted hereunder without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the date of acquisition of a Stock Option to the date of disposition of the Company Stock issued upon exercise of such option.

             (e) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that to the extent that the aggregate fair market value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan or any other stock option plan of the Company exceeds $100,000, then such option as to the excess shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or parent of the Company, unless the option price per share is not less than 110% of the fair market value of Company Stock on the date of grant and the option exercise period is not more than five years from the date of grant.

             (f) Optional Purchase by the Company. In the sole discretion of the Board, in lieu of the exercise of a Stock Option, the Optionee may be permitted to transfer the Stock Option to the Company in exchange for a cash payment equal to the excess over the purchase price of the then fair market value of the shares of Company Stock subject to the Optionee's outstanding Stock Options.

7. TRANSFERABILITY OF OPTIONS

     Only the Optionee or his or her authorized legal representative may exercise rights under a Stock Option. Such persons may not transfer those rights except by will or by the laws of descent and distribution or, if permitted under Rule 16b-3 of the Exchange Act and if permitted in any specific case by the Board in its sole discretion, pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA or the regulations thereunder. When an Optionee dies, the personal representative or other person entitled to succeed to the rights of the Optionee ("Successor Optionee") may exercise such rights. A Successor Optionee must furnish proof satisfactory to the Company of his or her right to receive the Stock Option under the Optionee's will or under the applicable laws of descent and distribution.

     Notwithstanding the foregoing, the Board may permit an Employee to transfer rights under a Nonqualified Stock Option to the Employee's spouse or a lineal descendant or to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners (a "Family Transfer") provided that the Employee receives no consideration for a Family Transfer and the Grant Letter relating to the Stock Options transferred in a Family Transfer continues to be subject to the same terms and conditions that were applicable to such Stock Options immediately prior to the Family Transfer.

8. CHANGE IN CONTROL OF THE COMPANY

     As used herein, a "Change in Control" shall be deemed to have occurred if:

          (i) As a result of any transaction, any one stockholder other than an existing stockholder as of the Effective Date specified in Section 18(a) of the Plan, becomes a beneficial owner, as defined below, directly or indirectly, of securities of the Company representing more than 50% of the Common Stock of the Company or the combined voting power of the Company's then outstanding securities;

          (ii) A liquidation or dissolution of or the sale of all or substantially all of the Company's assets occurs; or

          (iii) After the Effective Date specified in Section 18(b):

             (a) As a result of a tender offer, stock purchase, other stock acquisition, merger, consolidation, recapitalization, reverse split, or sale or transfer of assets (but excluding any sale of the Company's securities to the public pursuant to a public offering), any person or group (as such terms are used in and under Section 13(d) of the Exchange
        Act) other than an existing stockholder, becomes the beneficial owner (as defined in Rule 13-d under the Exchange Act), directly or indirectly, of securities of the Company representing more than 30% of the combined voting power of the Company's then outstanding securities; or

             (b) During any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least 2/3 of the directors then still in office who were directors at the beginning of the period.

9. CERTAIN CORPORATE CHANGES

     (a) Sale or Exchange of Assets, Dissolution or Liquidation, or Merger or Consolidation Where the Company Does Not Survive. If all or substantially all of the assets of the Company are to be sold or exchanged, the Company is to be dissolved or liquidated, or the Company is a party to a merger or consolidation with another corporation in which the Company will not be the surviving corporation, then, at least 10 days prior to the effective date of such event, the Company shall give each Optionee with any outstanding Stock Options written notice of such event. Each such Optionee shall thereupon have the right to exercise in full any installments of such Stock Options not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Stock Options), within 10 days after such written notice is sent by the Company or, if a cashout of such Stock Options would not affect the pooling of interest accounting treatment under APB No. 16 of any such transaction, to require that the Company purchase such Stock Options for a cash payment equal to the excess over the purchase price of the then fair market value of the shares of Company Stock subject to the Optionee's outstanding Stock Options.

     (b) Merger or Consolidation Where the Company Survives. If the Company is a party to a merger or consolidation in which the Company will be the surviving corporation, then the Board may, in its sole discretion, elect to give each Optionee with any outstanding Stock Options written notice of such event. If such notice is given, each such Optionee shall thereupon have the right to exercise some or all of any installments of such Stock Options not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Stock Options), within 10 days after such written notice is sent by the Company or, if a cashout of such Stock Options would not affect the pooling of interest accounting treatment under APB No. 16 of any such transaction, to require that the Company purchase such Stock Options for a cash payment equal to the excess over the purchase price of the then fair market value of the shares of Company Stock subject to the Optionee's outstanding Stock Options.

10. AMENDMENT AND TERMINATION OF THE PLAN

     (a) Amendment. The Board, by written resolution, may amend or terminate the Plan at any time; provided, however, that any amendment that increases the aggregate number (or individual limit for any single Optionee) of shares of Company Stock that may be issued or transferred under the Plan (other than by operation of Section 3(b)), or modifies the requirements as to eligibility for participation in the Plan, shall be subject to approval by the stockholders of the Company.

     (b) Termination of Plan. The Plan shall terminate on the tenth anniversary of its effective date unless terminated earlier by the Board of Directors of the Company or unless extended by the Board with the approval of the stockholders.

     (c) Termination and Amendment of Outstanding Stock Options. A termination or amendment of the Plan that occurs after a Stock Option is made shall not materially impair the rights of an Optionee unless the Optionee consents or unless the Board acts under Section 19(b) hereof. The termination of the Plan shall not impair the power and authority of the Board with respect to an outstanding Stock Option. Whether or not the Plan has terminated, an outstanding Stock Option may be terminated or amended under Section 19(b) hereof or may be amended by agreement of the Company and the Optionee consistent with the Plan.

     (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials, or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company, its successors and assigns and the Optionees and their assigns.

11. FUNDING OF THE PLAN

     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Stock Options under this Plan. In no event shall interest be paid or accrued on any Stock Option, including unpaid installments of Stock Options.

12. RIGHTS OF INDIVIDUALS

     Nothing in this Plan shall entitle any Employee, Non-Employee Director or other person to any claim or right to be granted a Stock Option under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee, Non-Employee Director, or consultant any rights to be retained by or in the employ of the Company or any other employment rights.

13. NO FRACTIONAL SHARES

     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Stock Option. The Board shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

14. WITHHOLDING OF TAXES

     The Optionee or other person receiving shares of Company Stock upon the exercise of a Stock Option shall be required to pay to the Company the amount of any federal, state or local taxes which the Company is required to withhold with respect to the exercise of such Stock Options or the Company shall have the right to deduct from other wages paid to the Employee by the Company (including through the withholding of Company Stock purchased upon the exercise of a Stock Option, if then authorized by the Board and applicable law) the amount of any withholding due with respect to such Stock Options.

15. AGREEMENTS WITH OPTIONEES

     Each Stock Option made under this Plan shall be evidenced by a Grant Letter containing such terms and conditions as the Board shall approve.

16. REQUIREMENTS FOR ISSUANCE OF SHARES

     No Company Stock shall be issued or transferred upon the exercise of any Stock Option hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Board. The Board shall have the right to condition any Stock Option made to any Optionee hereunder on such Optionee's undertaking in writing to comply with such restrictions on his subsequent disposition of such shares of Company Stock as the Board shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

17. HEADINGS

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

18. EFFECTIVE DATE

     (a) Effective Date of the Plan. Subject to the approval of the Company's stockholders, this Plan shall be effective as of September 1, 1995.

     (b) Effectiveness of Section 16 Provisions. The provisions of the Plan that refer to, or are applicable to persons subject to, Section 16 of the Exchange Act shall be effective, if at all, upon registration of the Company Stock under Section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such stock is so registered.

19. MISCELLANEOUS

     (a) Substitute Grants. The Board may make a grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant granted by such corporation ("Substituted Stock Incentives"). The terms and conditions of the substitute grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Board shall prescribe the provisions of the substitute grants.

     (b) Compliance with Law. The Plan, the exercise of Stock Options and the obligations of the Company to issue or transfer shares of Company Stock under Stock Options shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Board may revoke any Stock Option if it is contrary to law or modify a Stock Option to bring it into compliance with any valid and mandatory government regulation. The Board may also adopt rules regarding the withholding of taxes on payments to Optionees. The Board may, in its sole discretion, agree to limit its authority under this Section.

     (c) Ownership of Stock. An Optionee or Successor Optionee shall have no rights as a stockholder with respect to any shares of Company Stock covered by a Stock Option until the shares are issued or transferred to the Optionee or Successor Optionee on the stock transfer records of the Company.

     (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Letters issued under the Plan shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania.

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                         UNIVERSAL DISPLAY CORPORATION

                                  May 27, 1997


                Please Detach and Mail in the Envelope Provided


A /X/ Please mark your
      votes as in this
      example

                    FOR        WITHHELD
1. ELECTION OF     /   /        /   /           Nominees: Steven V. Abramson
   DIRECTORS                                              Elizabeth H. Gemmill
                                                          Dean L. Ledgear
For, except votes withheld from the following             Camille Naffah
nominee(s):                                               Sidney D. Rosenblatt
                                                          Sherwin I. Seligsohn

-------------------------------------------
                                                      FOR   AGAINST   ABSTAIN

2. Approval of Arthur Andersen LLP as Independent     / /     / /       / /
   Accountant.

                                                      FOR   AGAINST   ABSTAIN
3. Ratification and approval of the Company's Stock
   Option Plan.                                       / /     / /       / /

4. In their discretion, the proxies are authorized to return such other business as may properly come before the meeting.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE
ENCLOSED ENVELOPE.

SIGNATURE________________DATE_________SIGNATURE________________DATE_________
                                           Signature if held jointly
NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or in any other representative capacity, please indicate.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                          UNIVERSAL DISPLAY CORPORATION

           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS MAY 27, 1997

                  The undersigned hereby appoints Sherwin I. Seligsohn, Steven
V. Abramson and Sidney D. Rosenblatt, jointly and severally as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Universal Display Corporation held of record by the undersigned on March 17, 1997 at the Annual Meeting of Shareholders to be held on May 27, 1997, or any adjournment thereof.


                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
             PLEASE VOTE, SIGN ON REVERSE SIDE AND RETURN PROMPTLY.